UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

YUHE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34512	87-0569467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536 736 3688
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions

On March 31, 2011, Yuhe International, Inc. issued a press release announcing its unaudited results for the fourth quarter of 2010 and the fiscal year ended December 31, 2010 as well as providing its 2011 income guidance.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 99.1	Press release of Yuhe International, Inc., dated March 31, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: April 1, 2011	By:	/s/ Gao Zhentao
Gao Zhentao
Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release of Yuhe International, Inc., dated March 31, 2011

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